UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April 27, 2007

____________________________

Blue Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada (State or other Jurisdiction of Incorporation or Organization)

000-33297 (Commission File Number)		88-0450923 (IRS Employer Identification No.)

5804 E. Slauson Ave., Commerce, CA 90040 (Address of Principal Executive Offices and zip code)

(323) 725-5555 (Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Current Report on Form 8-K may contain statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended. Those statements include statements regarding our intent, belief or current expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among other things, our ability to face stiff competition, profitably manage our business, the financial strength of our customers, the continued acceptance of our existing and new products by our existing and new customers, the risks of foreign manufacturing, competitive and economic factors in the textile and apparel markets, the availability of raw materials, the ability to manage growth, weather-related delays, dependence on key personnel, general economic conditions, global manufacturing costs and restrictions, and other risks and uncertainties that may be detailed herein, or from time to time in our other filings made with the Securities and Exchange Commission.

Section 1 Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

License Agreement with Mercier SARL

On April 27, 2007, Antik Denim, LLC (“Antik”), a California limited liability company and wholly-owned subsidiary of Blue Holdings, Inc., a Nevada corporation (the “Registrant”), executed a License Agreement (the “License Agreement”) dated to be effective as of April 18, 2007, by and between Antik and Mercier SARL, a company formed under the laws of France (“Mercier”).

Pursuant to the License Agreement, Antik granted an exclusive right and license to use the “Antik Denim” trademark for the manufacture, marketing, promotion, sale, distribution and other exploitation of denim and sportswear apparel in Europe. Compensation for use of the “Antik Denim” trademark will consist of a royalty calculated as 10% of Mercier’s net sales arising from products bearing the “Antik Denim” trademark. The License Agreement has an initial term of twenty (20) months, and includes four (4) one (1)-year extension options available to Mercier to the extent it achieves specified minimum net sales. Mercier has agreed to guarantee payment of royalties on an identified minimum net sales amount of $2.5 million during the initial twenty (20) month term, and on identified minimum net sales amounts ranging from $2.5 million to $10 million over the eligible extension terms. In connection with these minimum net sales, the License Agreement provides for an upfront minimum guarantee advance of $250,000 and an aggregate of minimum royalty payments of $2.5 million for the years 2009 though 2012 assuming the License Agreement is renewed at the end of 2008.

Prior to the negotiation and execution of the License Agreement, there was no material relationship between the Registrant and Mercier. The License Agreement was approved by the Board of Directors of the Registrant.

A copy of the License Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The Registrant issued a press release announcing its entry into the License Agreement. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Amendment No. 1 to License Agreement with North Star, LLC

On April 27, 2007, in anticipation of Antik’s entry into the License Agreement with Mercier, Antik executed Amendment No. 1 to License Agreement (the “Amendment”), dated to be effective as of April 25, 2007, by and between Antik and North Star, LLC (“North Star”).

The sole purpose of the Amendment was to remove the European territory from the rights previously granted to North Star.

Prior to the negotiation and execution of the original license agreement with North Star, there was no material relationship between the Registrant and North Star. The Amendment was approved by the Board of Directors of the Registrant.

A copy of the Amendment is attached as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

License Agreement with Max Ray, Inc.

On May 1, 2007, Antik executed a License Agreement (the “License Agreement”) dated to be effective as of May 1, 2007, by and between Antik and Max Ray, Inc., a California corporation (“Max Ray”).

Pursuant to the License Agreement, Antik granted an exclusive right and license to use the “Antik Denim” trademark for the manufacture, marketing, promotion, sale, distribution and other exploitation of small leather goods consisting of belts, handbags, small leather accessories and scarves in the United States and its territories. Compensation for use of the “Antik Denim” trademark will consist of a royalty calculated as 8% of Max Ray’s net sales arising from products bearing the “Antik Denim” trademark. The License Agreement has an initial term of eighteen (18) months, and includes four (4) one (1)-year extension options available to Max Ray unless earlier terminated by Max Ray. Max Ray has agreed to guarantee payment of royalties on an identified minimum net sales amount of $1.1 million during the initial eighteen (18) month term, and on identified minimum net sales amounts ranging from $3 million to $10 million over the eligible extension terms. In connection with these minimum net sales, the License Agreement provides for an upfront minimum guarantee advance of $20,000 to be applied against the minimum guaranty for the aggregate initial term, and an aggregate of minimum royalty payments of $2.1 million for the years 2009 though 2012 assuming the License Agreement is renewed at the end of 2008.

Prior to the negotiation and execution of the License Agreement, there was no material relationship between the Registrant and Max Ray. The License Agreement was approved by the Board of Directors of the Registrant.

A copy of the License Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K, and is incorporated herein by reference.

Section 9 Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements of business acquired. None.

(b)	Pro forma financial information. None.

(c)	Exhibits.

10.1	License Agreement by and between Antik Denim, LLC and Mercier SARL.

10.2	Amendment No. 1 to License Agreement by and between Antik Denim, LLC and North Star, LLC.

10.3	License Agreement by and between Antik Denim, LLC and Max Ray, Inc.

99.1	Press Release issued by the Registrant on May 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Holdings, Inc.
Date: May 2, 2007

By:  /s/ Larry Jacobs

Larry Jacobs
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	License Agreement by and between Antik Denim, LLC and Mercier SARL.

10.2	Amendment No. 1 to License Agreement by and between Antik Denim, LLC and North Star, LLC.

10.3	License Agreement by and between Antik Denim, LLC and Max Ray, Inc.

99.1	Press Release issued by the Registrant on May 1, 2007.